UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

KALVISTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36830	20-0915291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 999-0075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described below in Item 5.07 of this Current Report on Form 8-K, on September 26, 2023, at the Annual Meeting of Stockholders (the “Annual Meeting”) of KalVista Pharmaceuticals, Inc. (the “Company”), the Company’s stockholders approved a certificate of amendment (the “Certificate of Amendment”) to the Company’s certificate of incorporation to permit the exculpation of certain of the Company’s officers from liability in specific circumstances. On September 26, 2023, the Company filed with the Secretary of State of the State of Delaware the Certificate of Amendment.

A description of the Certificate of Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 14, 2023 (the “Proxy Statement”) in the section entitled “Proposal No. 4 – Approval of an Amendment to our Amended and Restated Certificate of Incorporation,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 26, 2023, the Company held its 2023 Annual Meeting of Stockholders (“Annual Meeting”) and the following proposals were adopted:

1. Election of two Class II directors, Patrick Treanor and Edward W. Unkart (each to serve a three-year term, which will expire at the 2026 Annual Meeting of Stockholders or until such time as their respective successors have been duly elected and qualified):

Nominees	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Patrick Treanor	15,931,760	6,722,475	1,058	8,184,920
Edward W. Unkart	15,154,122	7,499,378	1,791	8,184,922

2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2024:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
30,837,741	1,624	848	N/A

3. Approval, on a non-binding advisory basis, of the compensation paid by the Company to its named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
20,001,348	2,652,134	1,810	8,184,921

4. Approval of the Certificate of Amendment to limit the liability of certain officers of the company as permitted pursuant to recent amendments to the Delaware General Corporation Law:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
20,203,486	2,450,421	1,385	8,184,921

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date:	September 28, 2023	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko President, Chief Business Officer and Chief Financial Officer